SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)       February 26, 2002
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                           Heartland Technology, Inc.
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              Exact Name of Registrant as Specified in Its Charter


                                    Delaware
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                  State or Other Jurisdiction of Incorporation


            1-11956                                 36-1487580
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   (Commission File Number)            (IRS Employer Identification Number)


   330 N. Jefferson Court, Chicago,Il                      60661
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(Address of Principal Executive Offices)                 (Zip Code)


                                  312-575-0400
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)






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

                           HEARTLAND TECHNOLOGY, INC.

Item 5. Other Events-Change in Management

On February 26, 2002, Heartland Partners, L.P. and Heartland Technology, Inc. issued a joint press release announcing that Lawrence S. Adelson has assumed the top management positions at the two companies. Edwin Jacobson, formerly president and chief executive of both companies, has retired but will remain on the Heartland Technology, Inc. board and will be a consultant to Heartland Partners. A copy of the press release is attached as Exhibit 99.1

Item 7.     Financial Statements and Exhibits

(c)  Exhibits


Exhibit No.    Description
-----------    -------------------------------------------------------------

99.1 Joint press release of Heartland Partners, L.P. and Heartland Technology, Inc. dated February 26, 2002 (filed herewith).






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

                           HEARTLAND TECHNOLOGY, INC.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HEARTLAND TECHNOLOGY, INC.
                                                 (Registrant)



Date:   March 6, 2002         By:         /s/ Richard P. Brandstatter
                                 ----------------------------------------------
                                            Richard P. Brandstatter
                                            Vice President - Finance,
                                                  Secretary
                                                and Treasurer
                                   (Principal Financial and Accounting Officer)






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
                           HEARTLAND TECHNOLOGY, INC.


                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     -------------------------------------------------------------

99.1 Joint press release of Heartland Partners, L.P. and Heartland Technology, Inc. dated February 26, 2002 (filed herewith).








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

                                                                  Exhibit 99.1


Heartland Partners, Heartland Technology Appoint Lawrence Adelson to Top Posts

Edwin Jacobson Retires as President, CEO of Both Companies

CHICAGO, Feb. 26  /PRNewswire-FirstCall/ -- Heartland Partners L.P.
(Amex: HTL -- news) and Heartland Technology Inc. (Amex: HTI - news) today announced that Lawrence S. Adelson has assumed the top management positions at the two companies. Adelson, 51, was elected chairman of the board of directors of Heartland Technology and appointed chief executive officer of Heartland Technology and Heartland Partners.

Edwin Jacobson, 72, formerly president and chief executive of both companies, has retired but will remain on the Heartland Technology board and will be a consultant to Heartland Partners.

Adelson replaces Ezra K. Zilkha as chairman of Heartland Technology. Zilkha will continue to serve as a director of the company. Adelson was elected to the board to fill the unexpired term of Gordon Newman, who resigned February 11, 2002, and will serve until the company's 2003 annual meeting.

Adelson was formerly vice president and general counsel of the two companies.

About Heartland Partners

Heartland Partners is a Chicago-based real estate partnership with properties in 14 states, primarily in the upper Midwest and northern United States. CMC Heartland is a subsidiary of Heartland Partners, L.P. In addition to existing industrial and residential projects in Chicago and southern Wisconsin, CMC has retail, residential and industrial projects in Chicago; Milwaukee; Fife, Wash.; and Southern Pines/Pinehurst, N.C. CMC is the successor to the Milwaukee Road Railroad, founded in 1847.

About Heartland Technology

Heartland Technology has two lines of business. It is engaged in electronic contract manufacturing through its subsidiary Solder Station One. The Company also holds general partner interests in Heartland Partners, L.P. and CMC Heartland Partners, which are engaged in real estate sales, leasing and development



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